EXHIBIT 99.4

[LOGO] UBS Investment
           Bank
ARM Summary
Group 1; .
================================================================================

--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------
Total Balance:  $101,053,004.12
Avg Loan Balance: $502,751.26
WA Gross Rate: 4.813%
WA Net Rate: 4.426%
WA FICO: 730
WA LTV: 68
WA Rem Term: 326
WA Months to Reset: 3
As of Date: 2005-06-01
WA Gross Margin: 2.318%
WA First Periodic Cap: 3.8%
WA Max Rate: 11.84%
IO%: 92%
Cal %: 4%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Principal Balance        Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00             6       490,976        0.49      5.205        4.855        727      72.99      78.62     51.79
$100,000.01 - $150,000.00           16     2,127,527        2.11      4.848        4.430        725      68.99      72.55     67.64
$150,000.01 - $200,000.00           15     2,650,962        2.62      4.934        4.559        738      70.24      83.52     48.63
$200,000.01 - $250,000.00           23     5,134,065        5.08      4.852        4.477        727      74.78      81.16     47.87
$250,000.01 - $300,000.00           16     4,504,348        4.46      5.261        4.835        719      73.09      78.93     43.30
$300,000.01 - $359,699.00           23     7,563,033        7.48      4.673        4.298        735      71.95      81.99     38.86
$359,699.01 - $600,000.00           43    20,412,661       20.20      4.821        4.428        716      71.56      80.59     63.55
$600,000.01 - $800,000.00           26    18,098,224       17.91      4.873        4.470        741      69.98      77.35     74.29
$800,000.01 - $1,000,000.00         13    11,983,060       11.86      4.484        4.109        743      57.95      66.68     69.39
$1,000,000.01 - $1,250,000.00        6     6,699,097        6.63      4.898        4.523        726      67.01      78.93    100.00
$1,250,000.01 - $1,500,000.00       10    13,951,760       13.81      5.026        4.651        712      66.34      75.06     40.71
$1,500,000.01 - $1,750,000.00        1     1,740,000        1.72      3.250        2.875        768      80.00      80.00    100.00
$1,750,000.01 - $2,000,000.00        3     5,697,292        5.64      4.837        4.462        759      62.84      75.88     34.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $65,999.98
Maximum: $1,992,291.67
Average: $502,751.26
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Servicers                   Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Cenlar                               1        98,298        0.10      4.000        3.750        749      80.00      80.00    100.00
GMAC Mortgage                      200   100,954,706       99.90      4.814        4.427        730      68.46      77.17     60.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 1 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 1; .
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Originators                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
First Saving                         6     3,946,800        3.91      3.621        3.153        718      76.73      78.87    100.00
Loan Center Of
California Inc                       1       478,400        0.47      6.125        5.750        664      80.00     100.03      0.00
Market Street                        2       399,530        0.40      5.412        5.037        734      82.29      97.71      0.00
Mortgage Network                   133    76,373,383       75.58      4.857        4.482        735      66.15      76.26     67.14
Nexstar                              1        98,298        0.10      4.000        3.750        749      80.00      80.00    100.00
Prism Mortgage/RBC Mortgage          1       216,300        0.21      4.375        4.000        699      70.00      70.00      0.00
UBS Conduit                         57    19,540,293       19.34      4.846        4.429        714      75.24      79.48     29.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Gross Rate               Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.500% or less                      15     8,290,838        8.20      3.199        2.824        733      72.30      77.19     93.15
3.501% - 4.000%                      8     2,077,031        2.06      3.896        3.527        730      69.43      80.77     41.89
4.001% - 4.500%                     36    15,984,801       15.82      4.372        3.997        737      66.55      75.83     30.48
4.501% - 5.000%                     93    54,572,339       54.00      4.872        4.497        733      67.15      76.68     81.29
5.001% - 5.500%                     16     8,480,710        8.39      5.253        4.835        712      68.12      77.92     27.30
5.501% - 6.000%                     16     5,042,100        4.99      5.671        5.197        730      69.20      76.50     20.42
6.001% - 6.500%                      8     4,447,158        4.40      6.305        5.930        718      78.27      82.18      0.00
6.501% - 7.000%                      7     1,830,818        1.81      6.803        6.301        665      79.95      84.64      0.00
7.001% or more                       2       327,208        0.32      7.125        6.470        727      81.55      81.55      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.500%
Maximum: 7.125%
Weighted Average: 4.813%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Gross Margin                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.000% or less                      47    26,477,540       26.20      4.201        3.826        737      67.14      73.19     92.51
2.001% - 2.250%                     71    42,364,091       41.92      4.937        4.550        738      68.58      79.14     74.45
2.251% - 2.500%                     37    16,878,689       16.70      5.005        4.630        735      64.80      75.30     15.42
2.501% - 2.750%                     11     5,162,496        5.11      4.713        4.338        678      69.31      78.28     32.37
2.751% - 3.000%                      9     2,559,361        2.53      4.443        4.068        712      72.41      74.53      4.31
3.001% - 3.250%                     15     3,133,291        3.10      6.028        5.550        678      81.27      85.60      9.71
3.251% - 3.500%                      2       556,800        0.55      5.949        5.574        662      80.00      97.21      0.00
3.501% - 3.750%                      1       227,250        0.22      5.125        4.750        696      75.00      89.98      0.00
3.751% - 4.000%                      3       764,898        0.76      5.685        4.828        670      82.89      85.89     58.83
4.001% - 4.250%                      2       662,320        0.66      5.625        5.250        728      75.52      88.77      0.00
4.501% - 4.750%                      2     1,754,087        1.74      6.159        5.784        710      76.37      79.10      0.00
4.751% - 5.000%                      1       512,180        0.51      7.000        6.625        657      70.00      70.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 5.000%
Weighted Average: 2.318%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 2 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 1; .
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Net Rate                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.500% or less                      19     9,408,145        9.31      3.271        2.896        736      72.23      78.43     83.46
3.501% - 4.000%                     27    10,693,247       10.58      4.263        3.889        737      67.44      75.81     28.24
4.001% - 4.500%                     68    37,990,419       37.59      4.740        4.356        732      65.89      74.56     63.50
4.501% - 5.000%                     51    30,801,795       30.48      5.062        4.670        726      68.74      79.20     78.49
5.001% - 5.500%                     19     5,554,213        5.50      5.614        5.239        739      67.92      77.48     36.02
5.501% - 6.000%                      8     3,031,613        3.00      6.256        5.774        695      78.34      84.07      0.00
6.001% - 6.500%                      7     2,845,913        2.82      6.585        6.210        718      81.02      84.03      0.00
6.501% - 7.000%                      2       727,659        0.72      7.037        6.662        685      72.96      72.96      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.125%
Maximum: 6.750%
Weighted Average: 4.426%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Amortization Type                Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                      176    93,236,642       92.27      4.725        4.346        732      67.65      76.94     65.15
Fully Amortizing                    25     7,816,362        7.73      5.864        5.383        702      78.25      79.95      5.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Remaining Months to maturity     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
300 or less                         81    47,603,267       47.11      4.861        4.486        737      67.14      76.59    100.00
341 - 350                            1       478,400        0.47      6.125        5.750        664      80.00     100.03      0.00
351 - 355                           84    40,563,176       40.14      4.574        4.173        726      66.97      76.06     26.90
356 - 360                           35    12,408,160       12.28      5.360        4.977        720      78.06      82.12     21.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 291
Maximum: 358
Weighted Average: 326
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Seasoning                        Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 - 6                              114    54,680,593       54.11      4.662        4.266        735      68.88      75.82     50.06
7 - 12                              87    46,372,412       45.89      4.991        4.616        724      68.00      78.76     72.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 3 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 1; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Index for loans                  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 MO LIBOR                          75    44,162,313       43.70      4.863        4.488        738      66.67      76.45    100.00
1 YR LIBOR                           1       555,641        0.55      6.500        6.125        664      90.00      90.00      0.00
6 MO LIBOR                         125    56,335,050       55.75      4.757        4.361        724      69.67      77.61     30.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Months to Roll                   Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
6 or less                          182    95,117,301       94.13      4.716        4.338        732      67.70      76.73     63.99
13 - 24                             19     5,935,703        5.87      6.363        5.849        698      80.87      84.19      5.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-06-01
Minimum: 1
Maximum: 22
Weighted Average: 3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
First Adjustment Cap             Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0.000%                               2       576,698        0.57      5.763        5.409        678      80.00      96.62     17.05
1.000%                              59    30,695,012       30.38      4.808        4.433        732      65.03      76.02     13.58
2.000%                               1       512,180        0.51      7.000        6.625        657      70.00      70.00      0.00
2.500%                               1       555,641        0.55      6.500        6.125        664      90.00      90.00      0.00
3.000%                              17     4,867,882        4.82      6.281        5.736        706      80.97      85.02      6.25
5.000%                              82    47,943,767       47.44      4.862        4.487        737      67.20      76.69    100.00
5.875%                               1     1,275,000        1.26      6.125        5.750        702      75.00      75.00      0.00
6.000%                              37    14,516,425       14.37      3.878        3.478        721      73.78      77.72     58.88
7.500%                               1       110,399        0.11      4.500        4.125        656      79.80      79.80    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 7.500%
Weighted Average: 3.810%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 4 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 1; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Lifetime Maximum Rate            Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
9.001% - 9.500%                      2       530,139        0.52      3.500        3.125        711      64.98      73.35    100.00
9.501% - 10.000%                     5     1,809,286        1.79      4.182        3.807        722      73.50      90.77     45.38
10.001% - 10.500%                   22    11,227,132       11.11      4.599        4.224        747      64.96      78.16      9.66
10.501% - 11.000%                   26    13,111,284       12.97      4.963        4.589        731      64.72      74.20     13.09
11.001% - 11.500%                    7     4,164,630        4.12      5.265        4.890        694      63.36      69.92      2.80
11.501% - 12.000%                  106    60,601,633       59.97      4.734        4.341        733      69.20      77.55     91.50
12.001% or more                     33     9,608,901        9.51      5.352        4.968        704      74.61      78.44     15.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.500%
Maximum: 18.250%
Weighted Average: 11.844%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Distribution                        of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
by IO only terms                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                   25     7,816,362        7.73      5.864        5.383        702      78.25      79.95      5.54
24                                   1        66,648        0.07      6.875        6.500        663      78.26      90.00      0.00
120                                175    93,169,994       92.20      4.723        4.345        732      67.65      76.93     65.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Original                            of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Prepayment Penalty Term          Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                  174    92,289,386       91.33      4.754        4.375        732      67.72      76.57     65.89
6                                    3     2,364,936        2.34      6.060        5.473        689      79.89      83.94      0.00
24                                  13     3,338,856        3.30      5.286        4.841        707      78.13      85.20      3.31
36                                   7     1,942,092        1.92      5.402        5.027        709      75.66      83.54     13.05
60                                   4     1,117,734        1.11      4.577        4.202        735      65.46      77.35      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchangenge Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 5 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 1; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original LTV                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      15     8,893,116        8.80      4.815        4.440        746      41.00      50.95     69.13
50.01% - 55.00%                      5     2,097,588        2.08      4.708        4.333        746      53.19      68.24     41.36
55.01% - 60.00%                      7     6,047,243        5.98      4.836        4.461        746      58.87      68.08     82.39
60.01% - 65.00%                     43    26,285,333       26.01      4.646        4.271        738      64.62      77.60     29.95
65.01% - 70.00%                     20    10,743,673       10.63      4.746        4.371        723      68.81      73.92     75.26
70.01% - 75.00%                     41    21,670,159       21.44      5.005        4.630        722      74.11      82.08     74.77
75.01% - 80.00%                     62    22,608,578       22.37      4.698        4.323        725      79.75      85.69     71.93
80.01% - 85.00%                      3       845,192        0.84      6.117        4.922        660      84.89      84.89     53.24
85.01% - 90.00%                      4     1,563,152        1.55      6.078        5.382        671      89.82      89.82     19.47
90.01% - 95.00%                      1       298,970        0.30      6.625        6.250        704      94.99      94.99      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 16.25
Maximum: 94.99
Weighted Average: 68.47
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Combined LTV                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                       8     4,606,666        4.56      4.567        4.192        765      34.75      35.60     93.92
50.01% - 55.00%                      5     1,603,000        1.59      5.197        4.822        774      45.81      53.01     25.45
55.01% - 60.00%                      4     2,144,951        2.12      4.866        4.491        772      59.39      59.39     50.35
60.01% - 65.00%                     14     7,079,762        7.01      4.718        4.343        735      62.56      64.06     31.41
65.01% - 70.00%                     14     9,647,982        9.55      4.872        4.497        720      64.39      68.92     60.31
70.01% - 75.00%                     18    11,968,157       11.84      4.974        4.599        716      71.14      73.84     65.99
75.01% - 80.00%                     57    30,962,892       30.64      4.593        4.219        733      69.91      79.49     47.78
80.01% - 85.00%                     10     4,021,305        3.98      4.688        4.141        730      71.00      83.87     86.14
85.01% - 90.00%                     59    25,344,466       25.08      4.953        4.558        726      74.95      89.47     75.93
90.01% - 95.00%                      8     2,462,723        2.44      5.343        4.968        690      79.79      94.43     60.55
95.01% - 100.00%                     3       732,700        0.73      5.362        4.987        744      80.00     100.00     57.98
100.01% or more                      1       478,400        0.47      6.125        5.750        664      80.00     100.03      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 16.25
Maximum: 100.03
Weighted Average: 77.17
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Geographical                        of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution (Top 5)             Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                     104    62,084,605       61.44      4.856        4.481        736      65.17      76.63     60.32
New York                            11     6,758,903        6.69      4.478        4.103        743      76.41      80.65     46.50
Massachusetts                        7     4,525,499        4.48      5.171        4.796        705      69.53      73.34     78.48
California                           8     4,166,536        4.12      5.223        4.728        698      78.47      82.51      8.91
Georgia                              9     2,960,657        2.93      4.735        4.360        750      63.62      69.22     92.13
Other                               62    20,556,805       20.34      4.643        4.235        716      74.27      78.57     67.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 6 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 1; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
California loan breakdown        Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                             4     1,576,350        1.56      4.848        4.473        692      77.28      83.35     23.55
South CA                             4     2,590,186        2.56      5.452        4.883        701      79.20      81.99      0.00
States Not CA                      193    96,886,469       95.88      4.795        4.413        731      68.04      76.94     62.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Top 10 Zip Codes                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
29928                               42    27,542,425       27.26      4.836        4.461        750      61.81      75.18     52.59
29926                               38    22,371,331       22.14      4.915        4.540        719      67.13      77.07     60.42
29910                               11     6,400,255        6.33      4.774        4.399        734      67.69      78.90     74.22
10013                                1     1,740,000        1.72      3.250        2.875        768      80.00      80.00    100.00
01770                                1     1,492,808        1.48      4.875        4.500        687      72.28      77.10    100.00
60093                                1     1,470,000        1.45      5.000        4.625        750      70.00      70.00    100.00
29401                                1     1,307,606        1.29      4.625        4.250        677      70.00      74.00    100.00
90077                                1     1,275,000        1.26      6.125        5.750        702      75.00      75.00      0.00
11978                                1     1,255,095        1.24      6.500        6.125        778      75.00      75.00      0.00
01915                                1     1,050,000        1.04      4.625        4.250        723      65.62      71.87    100.00
Other                              103    35,148,484       34.78      4.709        4.300        720      73.46      79.07     60.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
FICO Scores                      Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                            6     2,100,196        2.08      5.183        4.808        630      75.36      77.02     67.63
641 - 660                            9     2,792,490        2.76      5.540        5.081        655      77.89      84.68     51.02
661 - 680                           23    12,308,988       12.18      4.898        4.486        673      71.29      80.18     56.25
681 - 700                           25    11,022,633       10.91      5.009        4.588        691      72.59      78.69     47.38
701 - 720                           25    14,446,050       14.30      4.689        4.314        708      67.56      78.38     63.68
721 - 740                           23    10,992,833       10.88      4.628        4.253        731      71.02      80.23     64.34
741 - 760                           30    17,961,173       17.77      4.843        4.469        750      64.70      75.81     61.63
761 or more                         60    29,428,641       29.12      4.720        4.345        781      66.17      73.73     64.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than
400): 621
Maximum: 813
Weighted Average: 730
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 7 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 1; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Mortgage Properties              Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Coop                                 1       208,480        0.21      3.500        3.125        748      78.67      78.67      0.00
Condominium                         31    10,950,841       10.84      4.555        4.173        745      70.93      83.20     66.96
PUD                                 14     6,877,059        6.81      4.960        4.585        736      69.55      80.11     74.35
Single Family                      150    81,507,400       80.66      4.809        4.427        728      67.79      76.03     59.78
Two- to Four Family                  5     1,509,224        1.49      6.414        5.706        687      81.27      81.27      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Occupancy types                  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                            49    22,976,462       22.74      4.958        4.583        739      65.66      76.84     13.68
Primary                            115    59,465,430       58.85      4.741        4.346        722      69.81      76.33     70.18
Secondary                           37    18,611,112       18.42      4.864        4.489        745      67.69      80.26     87.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Purpose                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            99    45,109,882       44.64      4.775        4.400        734      71.38      81.94     54.75
Cash Out Refinance                  75    43,987,628       43.53      4.894        4.492        725      67.50      74.30     63.22
Rate/Term Refinance                 27    11,955,494       11.83      4.660        4.286        734      61.07      69.71     72.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Document Type                    Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Alternate                            4     1,032,437        1.02      3.841        3.478        722      70.47      74.77    100.00
Full                               112    60,140,642       59.51      4.669        4.288        732      68.46      77.24    100.00
Limited                              1       131,800        0.13      3.875        3.500        791      80.00      80.00      0.00
No Doc                              15     5,883,677        5.82      4.951        4.576        725      59.74      67.42      0.00
No Ratio                            34    22,096,502       21.87      4.828        4.453        735      65.61      76.80      0.00
Reduced                             30    10,001,718        9.90      5.468        5.034        716      77.74      82.62      0.00
Stated Doc                           5     1,766,228        1.75      5.989        5.482        670      79.34      82.05      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             201   101,053,004      100.00      4.813        4.426        730      68.47      77.17     60.54
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 8 of 8